Exhibit 10.3

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT made effective and entered into this 28th day of October 2025, by and between CKX Lands, Inc., a Louisiana corporation, hereinafter called "Seller", and Southern Pine Plantations of Georgia, Inc., a Georgia corporation, hereinafter called "Buyer".

WITNESSETH:

WHEREAS, the Seller and Buyer entered into an Agreement of Purchase and Sale effective as of August 14, 2025 (as amended, the "PSA") for the sale and purchase of property located in various parishes in the State of Louisiana, a copy of which is in the possession of each party and by this reference is made a part hereof;

WHEREAS, the Seller and Buyer entered into an Amendment to Agreement of Purchase and Sale effective as of October 10, 2025, amending the PSA;

WHEREAS, the parties desire to amend the PSA further in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other valuable consideration paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the PSA is hereby amended as follows:

1.        The parties hereby agree that the third and fourth sentences in Paragraph 3(b) which currently read:

As to any Title Exceptions and/or Survey matters which BUYER identifies to SELLER as being disapproved (“Title Defect(s)”), SELLER shall notify BUYER, within seven (7) days after receipt of BUYER’S notice of any Title Defects, of SELLER’S election, in SELLER’S discretion, to “cure” the same prior to or in connection with Settlement or to inform BUYER that SELLER is unable or unwilling to cure same. If SELLER fails to give BUYER notice of SELLER’S election within such seven (7) day period, SELLER shall be deemed to have elected not to cure the Title Defects.

are hereby deleted and replaced as follows:

As to any Title Exceptions and/or Survey matters which BUYER identifies to SELLER as being disapproved (“Title Defect(s)”), SELLER shall notify BUYER, within fourteen (14) days after receipt of BUYER’S notice of any Title Defects, of SELLER’S election, in SELLER’S discretion, to “cure” the same prior to or in connection with Settlement or to inform BUYER that SELLER is unable or unwilling to cure same. If SELLER fails to give BUYER notice of SELLER’S election within such fourteen (14) day period, SELLER shall be deemed to have elected not to cure the Title Defects.

2.        The parties hereby agree that the third to the last sentence in Paragraph 3(b) which currently reads:

BUYER must make any waiver, termination or Title Defect Carveout election in writing on or before the day which is three (3) business days following the earlier of (i) SELLER’S notification to BUYER of SELLER’s election to cure or not cure any Title Objections or (ii) seven (7) days after SELLER’s receipt of BUYER’S notice of Title Objections in the event of SELLER’S failure to respond.

is hereby deleted and replaced as follows:

BUYER must make any waiver, termination or Title Defect Carveout election in writing on or before the day which is three (3) business days following the earlier of (i) SELLER’S notification to BUYER of SELLER’s election to cure or not cure any Title Objections or (ii) fourteen (14) days after SELLER’s receipt of BUYER’S notice of Title Objections in the event of SELLER’S failure to respond.

3.        For the sake of clarity, the parties hereby agree and acknowledge that Settlement shall occur on or before the tenth (10) day following the deadline for BUYER’S election as set forth in the revision to Paragraph 3(b) hereinabove.

4.        All terms of the PSA, except as herein amended, shall remain in full force and effect; provided, however, in the event of any conflict in the terms of this amendment and the terms of the PSA the terms of this amendment shall control.

(SIGNATURES ON FOLLOWING PAGE)

IN WITNESS WHEREOF, the parties have hereunto set their hands and affixed their seals, the day and year first above written.

SELLER:

CKX Lands, Inc., a Louisiana corporation

Date of Execution: 10/28/2025	By: /s/ Scott Stepp
Name: Scott Stepp
Title: Chief Financial Officer

BUYER:

Southern Pine Plantations of Georgia, Inc., a Georgia corporation

Date of Execution: 10/28/2025	By: /s/ Al Bayme
Name: Al Bayme
Title: Secretary